CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated December 20, 2007, relating to the financial statements and financial highlights which appear in the October 31, 2007 Annual Report to Shareholders of Columbia Intermediate Municipal Bond Fund, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of Intermediate Term Tax-Exempt Fund (a series of Excelsior Tax-Exempt Funds, Inc), which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading “Financial Highlights for the Acquiring Fund” and “Independent Registered Public Accounting Firm” in such Registration Statement and under the headings “Financial Highlights” in the Prospectus dated July 1, 2007 of Intermediate Term Tax-Exempt Fund and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information on Form N-1A dated July 1, 2007 of Intermediate Term Tax-Exempt Fund which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information on Form N-1A dated March 1, 2007 of Columbia Intermediate Municipal Bond Fund which is incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated December 20, 2007, relating to the financial statements and financial highlights which appear in the October 31, 2007 Annual Report to Shareholders of Columbia New York Intermediate Municipal Bond Fund, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of New York Intermediate Term Tax-Exempt Fund (a series of Excelsior Tax-Exempt Funds, Inc), which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading “Financial Highlights for the Acquiring Fund” and “Independent Registered Public Accounting Firm” in such Registration Statement and under the headings “Financial Highlights” in the Prospectus dated July 1, 2007 of New York Intermediate Term Tax-Exempt Fund and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information on Form N-1A dated July 1, 2007 of New York Intermediate Term Tax-Exempt Fund which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information on Form N-1A dated March 1, 2007 of Columbia New York Intermediate Municipal Bond Fund which is incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2008